                                                                 EXHIBIT 10.64

                                 LEASE AGREEMENT
===============================================================================

                      This LEASE AGREEMENT, by and between:

                                 MARK C. YELLIN,
                        62 CAMBRIDGE LANE, BOYNTON BEACH,
                                 FLORIDA, 33436,
                       HEREINAFTER CALLED THE "LANDLORD",

                                       and

                         APPLIED PHOTONIC DEVICES, INC.,
                  a CONNECTICUT CORPORATION WITH ITS PRINCIPLE
                       PLACE OF BUSINESS IN BROOKLYN, CT.
                        HEREINAFTER CALLED THE "TENANT".

THE PARTIES AGREE AS FOLLOWS:


1. LEASED PREMISES.

The TENANT leases from the LANDLORD THE FIRST FLOOR (GROUND LEVEL) SPACE AT THE LARGE BUILDING NOW OCCUPIED BY TENANT, AT 50 TIFFANY STREET, BROOKLYN, CT, BEING 45,000 SQUARE FEET, +/- AND MORE PARTICULARLY SHOWN ON - EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF, hereinafter called the "Leased PREMISES" or the "PREMISES".

2. TERM.

a. This Lease shall be for a TERM of TWO (2) YEARS, and shall commence on JANUARY 15, 1996, and shall end on JANUARY 14, 1998, UNLESS EXTENDED AS HEREINAFTER SET FORTH.

3. BASIC RENT.

a. THE BASIC RENT payable hereunder is:

         YEAR I-(1/15/96 TO 1/14/97)-$50,625.00 PER ANNUM, PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF $4,218.75.

         YEAR II- (1/15/97 TO 1/14/98):-$ 51,750.00 PER ANNUM, PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF $4,312.50.

b. ALL BASIC RENT is payable on the FIFTEENTH (15TH.) OF EACH MONTH DURING THE TERM AND ANY EXTENSION THEREOF, IN ADVANCE.

4. LATE CHARGE/INTEREST.

a. If any monthly rent payment is LATE, i.e. not received by LANDLORD OR POSTMARKED by the TWENTY-FIFTH (25TH) DAY of the month, then an additional LATE CHARGE EQUAL TO THREE PER CENT (3%) OF THE AMOUNT DUE is payable by TENANT.

b. If any rent is not received by the 15th day of the FOLLOWING month, Interest at the rate of ONE PERCENT (1%) per month shall be paid by TENANT commencing on the 15th day of the FOLLOWING month, until paid.

5. WHERE TO PAY RENT/ADDRESSES.

a. All RENT is payable to:

         "MARK C. YELLIN" at BOX 506 FARMINGTON, CT. 06034, or at another location that LANDLORD may designate in writing.

b. This shall be LANDLORD'S mailing address for any Notice. LANDLORD'S address for hand delivery shall be 628 Farmington Avenue, Farmington, CT. 06032.

c. The Leased PREMISES shall be TENANT'S address for any hand delivered Notice and written Notices to Box 118, Danielson, CT, 06239

6. USE OF PREMISES.

The TENANT may use the PREMISES FOR:

         A LIGHT MANUFACTURING FACILITY,
             ASSEMBLY,
                STORAGE,
                   OFFICES, and similar businesses.

a. ALL USES OF THE PREMISES MUST BE LAWFUL.

b. NO ILLEGAL SUBSTANCES MAY BE BROUGHT ONTO THE PREMISES, AND NO ILLEGAL ACTIVITIES ARE PERMITTED.

7. SUBLEASE OR ASSIGNMENT.

a. This Lease shall NOT be assigned or a Sublease entered into without the PRIOR WRITTEN APPROVAL of the LANDLORD.

LANDLORD'S APPROVAL SHALL NOT BE UNREASONABLY WITHHELD.

b. In the event a Sublease or Assignment is approved by LANDLORD, in writing, then the present TENANT and all the GUARANTORS of this Lease shall still remain fully responsible for all of the terms and conditions of this Lease, including the payment of rent, until the TERM, and any extension thereof, ends, and also for any obligations that extend beyond the termination of the Lease Term, provided that in the event of an Assignment, TENANT will not be responsible for an extension of this Lease unless approved in writing by TENANT.

8. CARE OF PREMISES/REPAIRS AND MAINTENANCE

a. During the TERM and any extension thereof, TENANT at its expense, shall make necessary repairs to and maintain the INTERIOR of the PREMISES. LANDLORD'S Superintendent will assist with interior repairs as best he can.

b. TENANT shall return the PREMISES and all systems therein to LANDLORD in good condition at the end of the TERM, and any extension thereof, reasonable wear and tear excepted.

c. TENANT shall replace all broken or burned out light bulbs, ballasts, and all broken windows, interior doors, interior walls, and shall repair or replace all broken interior plumbing fixtures; interior electric fixtures and systems; and air conditioning systems (IF ANY) servicing the PREMISES, during the TERM, and any extension thereof. LANDLORD'S Superintendent will assist in replacing light bulbs and ballasts.

d. LANDLORD shall repair and maintain the ROOF, the FOUNDATION and the EXTERIOR WALLS of the PREMISES, during the TERM, and any extension thereof.

9. TRASH/ICE/SNOW/LAWNS.

a. TENANT shall keep the PREMISES clean.

b. TENANT shall NOT COMMIT WASTE, I.E. SHALL NOT DAMAGE THE PREMISES.

c. TENANT shall not permit anything to be done or do anything on the PREMISES that shall constitute a Public or Private Nuisance, as defined in the Connecticut statutes and case law.

d. TENANT may keep a dumpster at a location approved by LANDLORD, and shall promptly pay for all trash removal as needed.

e. LANDLORD will provide with reasonable promptness under the circumstances, removal of snow and ice from the sidewalks and from all parking areas at 15-50 Tiffany Street, Brooklyn, CT. TENANT shall reimburse LANDLORD for 28% of the costs thereof.

f. LANDLORD will provide reasonable lawn & shrub maintenance and care and common area maintenance at 15-50 Tiffany Street, Brooklyn, CT. TENANT shall reimburse LANDLORD 28% OF THE OUT OF POCKET COSTS THEREOF.

10. HAZARDOUS MATERIALS.

a. TENANT shall NOT bring flammable, toxic or hazardous materials onto the PREMISES, EXCEPT AS PROVIDED IN "B" BELOW.

b. TENANT may bring in small amounts of such materials normally and necessarily used in its business, and shall carefully store same. THESE MATERIALS SHALL BE STORED, USED AND MAINTAINED BY TENANT ONLY IN ACCORDANCE WITH ALL APPLICABLE FEDERAL, STATE AND LOCAL ORDINANCES, CODES, RULES AND REGULATIONS.

c. TENANT shall be solely responsible for and pay any and all costs or damages WHICH ARE PROVED 10 BE CAUSED BY SAID FLAMMABLE, TOXIC OR HAZARDOUS MATERIALS, no matter when the damage arises.


11. UTILITIES.

a. TENANT shall pay for ALL utilities used by TENANT at the Leased PREMISES, AND DIRECTLY BILLED TO TENANT BY THE UTILITY COMPANY, including 100% of electricity and telephone.

b. As ADDITIONAL RENT, TENANT shall promptly reimburse to LANDLORD, within ten
(10) days after receipt of an invoice and receipts from LANDLORD, monthly as billed, the following:

         i.    FUEL---

               ---33.3% *
               of total fuel costs for the large building
               50 Tiffany Street-(3 floors);

         ii. BOILER, SPRINKLER SYSTEM and HEATING SYSTEM (REPAIRS, INSPECTION & MAINTENANCE)---.
               ---33.3% *
                  of the total inspection fees, maintenance costs and repair costs for the boilers, sprinkler systems and heating system (in the large building).

         a. LANDLORD'S Superintendent, if able to do same, shall perform minor maintenance and repairs to these systems.

         b. Permanent improvements to these systems i.e. IMPROVEMENTS COSTING MORE THAN $3,000.00 IN THE AGGREGATE, PER OCCURRENCE, SHALL BE PAID FOR AS
FOLLOWS: 33.3%* OF THE FIRST $3,000.00 BY TENANT, THE BALANCE BY LANDLORD.

* (NOTE: IF THE BALANCE OF THE LARGE BUILDING (CONTAINING THE LEASED PREMISES) BECOMES TOTALLY OR PARTIALLY VACANT, THEN A GREATER PERCENTAGE OF THESE COSTS SHALL BE REASONABLY ALLOCATED TO TENANT).

         iii.  INSIDE REPAIRS & MAINTENANCE-
               ---100% of interior maintenance and repairs. LANDLORD'S Superintendent shall assist as available.

         iv.   SEWER.---

               ---75% # of the sewer charges for 15-50 Tiffany Street.

               (Sewer charges are based on industrial water usage).

               (# Unless active usage of the water by another tenant, in which event an equitable division.)

         v.    WATER. INDUSTRIAL USAGE---
               ---95% # of domestic water used in the large building. (# Unless active usage by other Tenants, in which event an equitable division.)

         vi.   SPRINKLER (FIRE PROTECTION) WATER---
               ---33.3% of the sprinkler water expenses (fire protection) in the large building.

         vii.  SUPERINTENDENTS ASSISTANCE---
TENANT shall pay the sum of $200.00 monthly to LANDLORD as partial reimbursement for Superintendent's aid in routine maintenance of the heating system, sprinkler system, lawn, grounds, common areas and general assistance.


12. INSPECTION OF PREMISES.

a. LANDLORD'S Superintendent shall be provided at all times, with a key to the PREMISES for emergency access.

b. LANDLORD or his Superintendent may enter the PREMISES during business hours, AFTER FIRST COMING TO THE DESK AND MAKING THE RECEPTIONIST AWARE OF THE
INSPECTION:

         i. to inspect the condition of the PREMISES and to see that TENANT is complying with the terms and conditions of this Lease;

         ii. to make improvements or repairs that TENANT does not make, and LANDLORD reasonably considers to be necessary;

         iii; or, to show the PREMISES to prospective lenders, purchasers, or tenants.

c. TENANT shall not unreasonably refuse such entry.

d. LANDLORD'S Superintendent may enter the PREMISES without notice at any time, if there is an emergency at the PREMISES or to inspect same for maintenance purposes or to perform maintenance.

E. LANDLORD COVENANTS THAT TENANT, UPON PAYING THE RENTAL REQUIRED HEREIN AND PERFORMING TENANT'S COVENANTS SET FORTH HEREIN, SHALL AND MAY PEACEFULLY AND QUIETLY HAVE, HOLD AND ENJOY THE LEASED PREMISES FOR THE TERM AFORESAID.

13. DEFAULT.

TENANT is in Default under this Lease if:

i. any of the monthly rent payments are not actually RECEIVED by LANDLORD by the TWENTY FIFTH (25TH) day of the month when due; or

ii. if TENANT violates any MATERIAL term or condition of this Lease; or

iii. if TENANT abandons or vacates the PREMISES or fails to occupy the PREMISES for a consecutive period of THIRTY (30) days (unless TENANT is on vacation); or

iv. if TENANT shall knowingly bring hazardous or toxic materials onto the Leased PREMISES (other than in quantities necessary for its business operations).

a. If TENANT fails to cure a Default under "i" or "iii" above, WITHIN FIVE (5) DAYS OF THE DATE OF ACTUAL MAILING (OR HAND DELIVERY) BY LANDLORD OF A NOTICE OF DEFAULT; [or for a DEFAULT UNDER "ii" or "iv" above, WITHIN THIRTY (30) DAYS] then LANDLORD may enter the PREMISES at any time on or after the SIXTH (6TH) day after the Notice was deposited into the US mails, CERTIFIED MAIL/postage prepaid, (OR HAND DELIVERED) [OR ON OR AFTER THE THIRTY FIRST (31ST). DAY,] AS THE CASE MAY BE, and LANDLORD may then REPOSSESS and take control of the PREMISES and ALL OF his property and LANDLORD MAY take possession of the PREMISES, without liability to TENANT.

b. Such re-entry shall not release the TENANT from any rent to be paid or covenants to be performed hereunder during the full Term and any extensions thereto, or those obligations that continue after the Term ends.

c. Further, LANDLORD without such re-entry, may recover possession of the PREMISES in the manner prescribed by statute related to summary process, and any demand for rent, re-entry for condition broken, and any and all Notices to Quit, or other formalities of any nature, to which the TENANT may be entitled, in such an event, are hereby specifically waived.

d. After default made in any of the covenants herein contained, the acceptance of rent or failure to re-enter by LANDLORD shall not be held to be a waiver of LANDLORD'S right to terminate this Lease UNLESS THE DEFAULT IS CURED IN THE MANNER SPECIFIED ABOVE, and LANDLORD may re-enter and take possession thereof the same as if no rent had been accepted after such default.


14. SECURITY DEPOSIT.

TENANT has deposited with LANDLORD $__NONE________ as Security for TENANT'S faithful performance under this Lease.

a. If TENANT fails to perform any of its promises and agreements under this Lease, LANDLORD may use this Security Deposit to help cure these defaults.

b. If TENANT fulfills its promises and agreements under this Lease, the Security Deposit shall be returned to TENANT within 15 days after the Lease ends, with interest if the law calls for interest, otherwise with no interest.


15. BINDING.

a. This Lease binds the parties, their heirs, executors, successors and assigns.

b. If there is more than one person signing this Lease as TENANT, or GUARANTOR, then each one of the signing TENANTS and GUARANTORS agrees he is individually and jointly liable for all the terms and conditions under this Lease, including the full and prompt payment of the Rent, whether or not any of the other TENANTS fulfills his obligations under this Lease.

16. PARKING.

a. TENANT shall have the privilege of parking up to FIFTY (50) vehicles in the LANDLORD'S adjoining parking lots, at locations reasonably determined by LANDLORD. FIVE (5) OF THE FIFTY (50) SPACES SHALL BE DESIGNATED FOR TENANT'S USE.

b. This parking shall be AT TENANT'S RISK AND SHALL BE during TENANT'S usual business hours.

c. No subletting of parking to others, except for approved subleases and assignment of this Lease.


17. ATTORNEYS FEES.

If TENANT is in Default hereunder, and LANDLORD uses an attorney to evict TENANT and/or to collect past due rent, TENANT agrees to pay all reasonable attorneys fees, and all court costs and costs of collection.


18. FIRE/GENERAL LIABILITY INSURANCE.

a. LANDLORD shall obtain:

i. so called "commercial package insurance" coverage, including full fire insurance coverage on the large building-50 TIFFANY STREET, BROOKLYN, CT and the drives, parking areas and appurtenances including the Leased PREMISES, in an amount not less than 80% of the replacement value thereof, including all improvements, alterations and additions thereto.

ii. general liability insurance coverage,

iii. boiler insurance.

iv. Federal flood insurance, if available.

b. TENANT shall promptly reimburse LANDLORD for 33.3% of the total costs of this insurance, within fifteen (15) days of receipt of billing.

c. TENANT shall not be liable for any increase in the cost of this insurance which increase is a result of a change in the status of another tenant at 50 Tiffany Street, or through LANDLORD'S own usage.

d. If the period of coverage and billing starts before this Term, the reimbursement shall be prorated during the Term.

E. TENANT SHALL BE AN ADDITIONAL INSURED IN SAID POLICY.

f. TENANT MAY REQUEST A CERTIFICATE EVIDENCING THIS INSURANCE FROM LANDLORD AND SAID REQUEST SHALL BE HONORED WITHIN A REASONABLE TIME.

19. TENANT'S LIABILITY INSURANCE.

a. TENANT shall keep the Leased PREMISES insured, at its sole cost, and expense, against claims for personal injury and/or property damage.

b. TENANT shall obtain and maintain at all times during the TERM of this Lease, and any extension thereof: --GENERAL PUBLIC LIABILITY INSURANCE insuring the PREMISES and ALL APPURTENANCES, DRIVES, WALKS, and PARKING LOTS, WITH LIMITS OF AT LEAST ONE MILLION DOLLARS ($1,000,000.00) per person, and ONE MILLION DOLLARS ($1,000,000.00) per occurrence, and THREE HUNDRED THOUSAND DOLLARS ($300,000.00) PROPERTY DAMAGE COVERAGE.

c. Said LIABILITY INSURANCE POLICY SHALL BE with a Company authorized to do business in the State of Connecticut.

d. Both the TENANT and the LANDLORD shall be a "NAMED INSURED" under this LIABILITY INSURANCE POLICY.

e. TENANT shall provide to LANDLORD a Certificate evidencing this insurance coverage before occupying the PREMISES.

f. Said insurance shall provide that it may not be canceled without ten (10) days prior written notice to each insured party.


20. DAMAGE TO TENANT'S PROPERTY/EQUIPMENT.

LANDLORD is not liable for any damage, loss, theft or other damages to TENANTS property or equipment, while in, on or about the PREMISES, no matter how caused, except as may be caused by LANDLORD'S gross negligence or by the willful misconduct of LANDLORD'S employees or agents.

21. PERSONAL PROPERTY TAXES/ IMPROVEMENTS.

TENANT shall pay all of its personal property taxes and all taxes assessed because of TENANTS improvements, if any.

22. INDEMNIFICATION.

a. TENANT shall save and hold the LANDLORD harmless and indemnify LANDLORD from and against all costs, suits, expenses, damages and/or claims for injury or damage to person or property arising out of the use and occupancy by TENANT of the Leased PREMISES, EXCEPT THAT WHICH MAY BE CAUSED BY LANDLORD'S GROSS NEGLIGENCE OR BY THE WILLFUL MISCONDUCT OF LANDLORD'S EMPLOYEES OR AGENTS.

b. LANDLORD shall not be liable for loss of or damage to any of TENANT'S or others property or business, or for injury to any persons occurring in the Leased PREMISES by reason of any existing or future condition, defect, matter or thing in said Leased PREMISES; or for acts, omissions, or negligence of other persons or tenants in, on or about the said LANDLORD'S entire property at 15-50 Tiffany Street (other than LANDLORD, its employees and agents), or for any costs, expenses, damages and/or fines arising out of or connected with the TENANT'S use and or occupancy of the Leased PREMISES, and TENANT shall indemnify LANDLORD and hold him harmless for any of same.

c. LANDLORD shall save and hold TENANT harmless and indemnify TENANT from and against all costs, suits, expenses, damages and/or claim for injury or damage to person or property arising out of LANDLORD'S GROSSLY negligent failure to maintain the exterior walls, roof and foundation of the large building in which the Leased PREMISES are a part.

23. WAIVER OF SUBROGATION.

To the extent the same are covered by adequate insurance, LANDLORD and the TENANT, and all persons claiming under them, hereby mutually release and discharge each other from all claims and liabilities arising from or caused by any hazard on or at the Leased PREMISES, or in connection with property on, or activities conducted on, the Leased PREMISES, regardless of the cause of the loss or damage.


24. DESTRUCTION OF THE PREMISES.

A. PARTIAL DESTRUCTION.

         i. In the event the PREMISES are partially destroyed to the extent of FIFTY (50%) PER CENT OR LESS of the value of the large building at 50 Tiffany Street, the LANDLORD shall forthwith repair, rebuild or restore the PREMISES as speedily as is practicable.

         ii. If the damage is such as to render the PREMISES partially untenantable by the TENANT the rent shall abate apportionately.

         iii. If the damage is such as to render the PREMISES totally untenantable by the TENANT, the rent and additional rent shall abate proportionately.

         iv. If the portion of the PREMISES which remains tenantable is reasonably insufficient for TENANT to conduct its business operations in a normal manner, AND FURTHER if TENANT does not in fact conduct any business therein, then TENANT'S obligation to pay rent and additional rent shall cease from the occurrence of such damage until the PREMISES are substantially restored to a tenantable condition or until TENANT conducts any business in or occupies same; and then the rent shall be payable as before such damage.

         v. Notwithstanding the foregoing provisions of this section 24(A), if the PREMISES are not substantially restored within ninety (90) days after the partial destruction thereof, TENANT shall have the option to renegotiate this Lease.

B. SUBSTANTIAL DESTRUCTION

         i. In the event the PREMISES are damaged by fire or other casualty to the extent of MORE THAN FIFTY (50%) of the value of the large building at 50 Tiffany Street, Brooklyn, CT. LANDLORD shall have the Option to decide whether or not to rebuild.

         ii. The LANDLORD shall notify the TENANT of his decision to rebuild or not, within FORTY FIVE (45) days after the occurrence of the damage or destruction.

         iii. In the event LANDLORD decides to rebuild, LANDLORD shall start rebuilding as speedily as practicable, but the rent hereunder shall abate proportionately from the date of the occurrence until the restoration is completed, or the date the PREMISES are occupied by TENANT, whichever is sooner, at which time the rent shall be paid, in accordance with the terms hereof.

         iv. In the event LANDLORD shall decide not to rebuild, then the LANDLORD may, upon written Notice to TENANT, cancel and terminate this Lease, and this Lease shall cease and be of no effect, except the TENANT shall pay rent up to the date of the fire or other casualty, and shall pay any other payments called for hereunder to such date.

         v. Notwithstanding the provisions of this Section 24(B) if the PREMISES are not substantially restored within one hundred twenty (120) days after the substantial destruction thereof as described in Section (B)(i), TENANT shall have the option to terminate this Lease, said option to be exercised in writing, and must be received by LANDLORD between the one hundred and tenth (110th) and one hundred twentieth (120th) day after the occurrence of the damage, time being of the essence.

C. In NO event shall the LANDLORD be liable for any damage sustained by TENANT by reason of such fire or other casualty or by reason of the repair or restoration, unless caused by the willful act OR GROSS NEGLIGENCE of the LANDLORD or his servants or employees.

D. All proceeds payable for the destruction of the PREMISES and permanent improvements therein, shall be paid solely to the LANDLORD.

E. TENANT shall during and after the TERM hereof and all extensions, and after termination of this Lease, be responsible for payment of any and all environmental cleanup expenses for the cleanup and/or removal of toxic or hazardous materials that TENANT brought onto the Leased PREMISES; and not for any other environmental cleanup expenses.

25. UTILITY EASEMENTS.

LANDLORD shall have the right to grant utility easements in areas of the PREMISES, so long as the use of these easements does not materially and unreasonably interfere with TENANT'S business.

26. CONDEMNATION.

If the PREMISES or any part thereof is condemned, by any public or quasi public authority, then this Lease, at the option of the LANDLORD, shall cease and terminate and TENANT shall have no claim or interest in or to the award of damages for the taking.

27. NON-WAIVER.

The LANDLORD'S failure to act upon any breach of any of the covenants of this Lease by TENANT, shall not be a waiver thereof, and LANDLORD may at any time, act upon such default; nor shall it prohibit LANDLORD from acting upon any future beach of TENANT'S covenants.

28. HOLDING OVER.

If TENANT remains on the PREMISES BEYOND THE EXPIRATION DATE OF this LEASE, it shall NOT create a new Lease, but TENANT shall pay a per diem rate for use and occupancy equal to one and one half times the per diem rate then in force (using a 30 day month), as well as all other charges due hereunder.

29. BROKER.

TENANT represents that there is NO real estate broker or real estate agent involved in this Lease, and TENANT will hold LANDLORD harmless for any such claim for a fee.

30. TENANT'S BANKRUPTCY.

a. If at any time after the commencement of this Lease, any TENANT shall make an ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR BE DECLARED A BANKRUPT, then LANDLORD may at his option, TERMINATE THIS LEASE.

b. THE exercise of this OPTION shall be EVIDENCED BY a NOTICE TO THAT EFFECT SERVED UPON THE ASSIGNEE, RECEIVER OR TRUSTEE of the bankrupt TENANT, but such termination shall not release or discharge any payment of rent due hereunder THEN ACCRUED, NOR ANY LIABILITY THEN ACCRUED BY REASON OF ANY AGREEMENT OR COVENANT CONTAINED ON THE PART OF THE TENANT.

c. FURTHER IF THERE IS MORE THAN ONE TENANT HEREUNDER, THE REMAINING NON BANKRUPT TENANT OR TENANTS SHALL, at LANDLORD'S OPTION, REMAIN FULLY RESPONSIBLE HEREUNDER, AND ALL GUARANTORS SHALL CONTINUE TO BE AND SHALL REMAIN FULLY RESPONSIBLE HEREUNDER.

31. REAL ESTATE TAXES/FIRE DISTRICT TAXES/MUNICIPAL ASSESSMENTS.

TENANT shall reimburse LANDLORD for:-

a. 28% of the total real property taxes, fire district taxes and municipal assessments on the entire premises at 15-50 Tiffany Street, Brooklyn, CT.

b. For the taxes, fire district taxes and municipal assessments assessed or paid before the Term hereof starts, such reimbursement shall be prorated, at the beginning and end of the TERM and any extensions.

32. SIGNS.

a. Businesslike signs may be placed by TENANT at the Leased PREMISES, and on the outer fence.

33. INCREASE IN LANDLORD'S INSURANCE PREMIUMS.

TENANT shall PROMPTLY pay as additional rent, any amount that LANDLORD'S existing Fire and/or Liability insurance premiums are increased because of any use of the PREMISES by TENANT.

34. RENOVATIONS.

a. TENANT may renovate the Premises, but shall have LANDLORD' PRIOR WRITTEN APPROVAL of the renovation PLANS, BEFORE STARTING.

b. LANDLORD'S APPROVAL SHALL NOT BE UNREASONABLY WITHHELD.

c. TENANT shall perform all renovation work in a workmanlike manner, and in accordance with all codes, ordinances, laws and regulations of the Town of Brooklyn, State of Connecticut and United States of America, and TENANT shall be fully responsible for all costs of the renovations.

d. TENANT must bond AND promptly remove ANY mechanic's lien on the Leased PREMISES within ten (10) days of TENANTS LEARNING of same, OR WITHIN FORTY FIVE
(45) DAYS OF ITS FILING (WHICHEVER DATE IS SOONER).

e. All permanent improvements and/or permanent fixtures installed at the Leased PREMISES shall belong to the LANDLORD at the termination of this LEASE.

35. SUBORDINATION TO MORTGAGES, ETC.

a. This Lease is subordinate to all present and future mortgages affecting the PREMISES.

b. The TENANT agrees to execute at no cost to LANDLORD any instrument which may be deemed necessary or desirable by LANDLORD to further effect the subordination of this Lease to any such mortgage. Upon executing such document, or documents, TENANT shall receive a non-disturbance document from the LANDLORD and LANDLORD'S lender.

36. NOTICE OF LEASE.

Upon the request of either Party, both Parties agree to execute and deliver a Notice of this Lease, in form appropriate for recording.

37. OPTION TO EXTEND.

a. IF this Lease shall THEN be in full force and effect AND IF TENANT shall have fully fulfilled all of its terms and conditions and NOT THEN be in Default hereunder:

         the TENANT shall have -TWO (2) OPTIONS TO EXTEND this Lease, EACH OPTION FOR ONE (1) ADDITIONAL TERM OF ONE (1) YEAR, ON THE SAME TERMS AND CONDITIONS, EXCEPT for the provision for RENT.

b. ALL EXERCISES OF THESE OPTIONS TO EXTEND, MUST BE IN WRITING, SENT CERTIFIED MAIL RETURN RECEIPT REQUESTED, AND TIME IS OF THE ESSENCE.

c. FIRST OPTION TO EXTEND.

         i. TENANT MUST SEND A WRITTEN NOTICE OF ITS EXERCISE OF THE FIRST OPTION TO EXTEND FOR ONE (1) ADDITIONAL YEAR.

         ii. THIS NOTICE MUST BE RECEIVED BY LANDLORD NO LATER THAN 4:30 PM, ON MAY 1, 1997.

D. SECOND OPTION TO EXTEND.

         i. TENANT MUST SEND A WRITTEN NOTICE OF ITS EXERCISE OF THE SECOND OPTION TO EXTEND FOR ONE (1) ADDITIONAL YEAR.

         ii. THIS NOTICE MUST BE RECEIVED BY LANDLORD NO LATER THAN 4:30 PM, ON MAY 1, 1998.

e. BASIC RENT:

         i. THE BASIC RENT PAYABLE DURING THE FIRST OPTION TERM (1/14/98 TO 1/15/99) SHALL BE $53,437.56, PAYABLE $4,453.13 MONTHLY, IN ADVANCE, DURING THE EXTENDED ONE YEAR TERM.

         ii. THE BASIC RENT PAYABLE DURING THE SECOND OPTION TERM (1/15/98 TO 1/14/99) SHALL BE

$ 54,562.56, PAYABLE $4,546.88, MONTHLY, IN ADVANCE, DURING THE EXTENDED SECOND OPTION TERM

38. THE FOREGOING IS THE FULL AND COMPLETE LEASE BETWEEN THE PARTIES HERETO, AND MAY NOT BE MODIFIED OR CHANGED, EXCEPT IN WRITING, SIGNED BY BOTH PARTIES HERETO.

39. THIS LEASE INCORPORATES THE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS LEASE. THE PRESENT LEASE BETWEEN THE PARTIES SHALL REMAIN IN FULL FORCE AND EFFECT, UNTIL THIS LEASE COMMENCES.

                               END OF LEASE TERMS

             IN WITNESS WHEREOF THE PARTIES HAVE SIGNED THIS LEASE.

     LANDLORD:                             WITNESS:


     /s/ Mark C. Yellin                    /s/ Michael P. Lajoie
     -------------------------             --------------------------
     MARK C. YELLIN                        MICHAEL P. LAJOIE

     TENANT                                WITNESSES:

     APPLIED PHOTONIC DEVICES, INC.


     /s/ David P. DaVia                     /s/ Patricia A. Cournoyer
     -------------------------              --------------------------
     by            its Vice President
       duly authorized                      /s/ Carol A. Osberg
                                            --------------------------

     STATE OF CONNECTICUT
     COUNTY OF WINDHAM       ss:   BROOKLYN,
     DATE:  NOVEMBER 13, 1995

     PERSONALLY APPEARED -- MARK C. YELLIN, SIGNER AND SEALER
OF THIS LEASE, AND ACKNOWLEDGED THE SAME TO BE HIS FREE
ACT & DEED BEFORE ME


/s/ Annette M. Dwyer
- ----------------------
ANNETTE M. DWYER                 My Commission Expires 10/31/98
NOTARY PUBLIC

STATE OF MASSACHUSETTS  ss:    STURBRIDGE
COUNTY OF WORCESTER
DATE: NOVEMBER 10, 1995